PROSPECTUS

                                   May 1, 2005

                               Kobren Growth Fund

             [Logo appears in bottom left-hand corner of cover page]

               [The following statement appears in a colored box]

LIKE SECURITIES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


FACTORS EVERY INVESTOR SHOULD KNOW                                     3

         Investment goal                                               3

         Principal investments                                         3

         Investment strategy                                           3

         Principal investment risks                                    4

         Summary of past performance                                   5

         Who may want to invest in Kobren Growth Fund                  6

         Fees and expenses                                             6

THE FUND'S INVESTMENTS                                                 7

INVESTMENT ADVISER                                                     8

INVESTMENT AND ACCOUNT POLICIES                                        9

         Calculation of net asset value                                9

         How to purchase shares                                       10

         How to exchange/redeem shares                                11

         Dividends, distributions and taxes                           13

FINANCIAL HIGHLIGHTS                                                  14

FOR MORE INFORMATION                                                  back cover

                              KOBREN INSIGHT FUNDS

FACTORS EVERY INVESTOR SHOULD KNOW

Investment Goal:

Long-term growth of capital without regard to income and with a price changeability or "volatility" level over a full market cycle approximating that of the S&P 500 Index. A full market cycle is the market's peak to its trough and back to a market peak.

Principal Investments:


- At least 65% of assets in open-end and closed-end growth and growth and income funds. The fund and the underlying funds in its portfolio may invest in equity securities of U.S. and foreign companies. These securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

- Up to 35% of assets in fixed income funds and direct investments in stocks, bonds and other permitted investments. The fund and the underlying funds in its portfolio may invest in fixed income securities of any maturity or duration. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank and U.S. and foreign companies.

The fund's investments in fixed income securities may be of any credit quality and may have all types of interest rate payment and reset terms. They may include mortgage-backed, asset-backed and derivative securities as well as junk bonds. Junk bonds involve more credit risk and interest rate risk than investment grade bonds.


[Kobren Logo]

Kobren Insight Management (KIM) Investment Strategy

1. ASSET ALLOCATION -- KIM begins with a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. In deciding what percentage of the fund's assets should be allocated to U.S. stocks, foreign stocks, U.S. bonds, foreign bonds and cash equivalents, KIM focuses on a variety of factors including:

-     An underlying fund's target volatility relative to the S&P 500 Index

-     Economic factors such as inflation, employment and interest rates

-     The outlook for corporate earnings

- Current stock valuations (e.g., price to earnings and price to book ratios)

-     Supply and demand for various asset classes

2. INVESTMENT STYLES -- Next KIM determines the percentage of fund equity assets allocated to each of the following six global equity styles:

-     U.S. Growth--Large Cap

-     U.S. Growth--Small Cap

-     U.S. Value--Large Cap

-     U.S. Value--Small Cap

-     Diversified International Equity

-     Specialized International Equity

In allocating among styles, KIM first reviews the broad-based economic factors that will influence the earnings prospects for each style. Then, to determine each style's relative attractiveness, KIM compares the resulting earnings outlook for each style with the style's current valuation in relation to historical norms and other styles.

3. SELECTING FUNDS -- KIM looks for funds having an investment process that appears to offer the highest risk-adjusted return potential given its style, size and sector exposures. KIM analyzes managers using both quantitative and qualitative analysis. Quantitative analysis includes portfolio- and returns-based attribution analysis (i.e., understanding how past performance was generated). Qualitative analysis involves regular and frequent interaction with current and potential underlying mutual funds. In addition to individual fund analysis, KIM examines how funds interact with each other in order to build a portfolio of funds with certain risk characteristics and sector/style exposures.

                                   PROSPECTUS

                       FACTORS EVERY INVESTOR SHOULD KNOW

[Picture of a bull and a bear appears in upper left-hand corner]

                           PRINCIPAL INVESTMENT RISKS

[sidebar] An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You could lose money on your investment in the fund or the fund could perform worse than other possible investments if any of the following occurs:

-     The U.S. or a foreign stock market goes down.

- Interest rates go up, which could make bond prices and the value of the fund's investments in fixed income funds and securities go down.

- An adverse event, such as an unfavorable earnings report or credit downgrade, depresses the value of a particular issuer's stocks or bonds that are held by the fund or an underlying fund.

-     KIM's  judgments  about  the  attractiveness   and  risk-adjusted   return
      potential of particular asset classes, investment styles, industries, underlying funds or other issuers prove to be wrong.


- Small-capitalization companies tend to experience sharper swings in market values, have limited resources, and these securities can be more difficult to sell than investments in mid- to large- capitalization companies.

- Prices of the fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers and may entail greater transaction costs. These risks are more severe for securities of issuers in emerging market countries.

- An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer. Junk bonds involve more credit risk than higher quality debt securities.

- If interest rates go up, bond prices and the value of the fund's investments in fixed income securities could go down. Interest rate changes will impact low quality bonds in different ways depending on credit ratings. BB and higher rated bonds are more sensitive to prevailing interest rates than lower-rated bonds. For bonds rated B and below, credit risk is more significant than interest rate risk.

- The issuer of a debt security may exercise its right when interest rates are falling to prepay (or "call") principal earlier than scheduled, forcing the fund to re-invest in lower yielding securities. Prepayments will also depress the value of interest-only securities. Corporate bonds, mortgage-backed securities and asset-backed securities are especially susceptible to prepayment risk.

- The issuer of a debt security may prepay principal more slowly than expected when interest rates are rising. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. Mortgage-backed securities and asset-backed securities are especially susceptible to extension risk.


[sidebar] Special risks of investing in other mutual funds

The fund's practice of investing primarily in other mutual funds presents special risks.

- You will bear not just your proportionate share of the fund's operating expenses, but also, indirectly, the operating expenses of the underlying funds.

- One underlying fund may be buying the same securities that another underlying fund is selling. You would indirectly bear the costs of these transactions without accomplishing any investment purpose.

- You may receive higher taxable capital gains distributions than if you invested directly in the underlying funds.

- Because of regulatory restrictions, the fund's ability to invest in an attractive underlying fund may be limited to the extent that the underlying fund's shares are already held by KIM or its affiliates.

                              KOBREN INSIGHT FUNDS

Summary of past performance

The bar chart and table shown below may help illustrate the risks of investing in the fund. The bar chart shows the performance of the fund for the periods indicated. The table shows how the fund's average annual returns for the periods indicated compare to those of a widely recognized, unmanaged index of common stock prices. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

[Bar chart showing the calendar year performance of the fund for 1997, 1998, 1999, 2000, 2001, 2002, 2003 and 2004 respectively.

                 Growth Fund
1997              15.03%
1998              11.45%
1999              29.70%
2000              (9.75)%
2001              (7.28)%
2002             (11.26)%
2003              27.96%
2004              11.05%

Best quarterly return           20.48% in 4th quarter 1999

Worst quarterly return          (15.33)% in 3rd quarter 2001

                             Average Annual Returns
                           FOR PERIODS ENDED 12/31/04

The following table indicates how the fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks. It is not possible to invest in an index.


------------------------------------------------------------------------------------------
                                                                      SINCE      INCEPTION
                                               1 YEAR     5 YEAR    INCEPTION       DATE
------------------------------------------------------------------------------------------
KOBREN GROWTH FUND    Return before taxes      11.05%      1.08%      7.56%       12/16/96
                      Return after taxes       10.85%      0.41%      6.76%
                      on distributions
                      Return after taxes        7.18%      0.62%      6.25%
                      on distributions and
                      sale of fund shares
------------------------------------------------------------------------------------------
S&P 500 INDEX         (Reflects no             10.87%     (2.30)%     8.30%
                      deduction for taxes,
                      expenses or fees)
------------------------------------------------------------------------------------------


After-tax returns are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

                                   PROSPECTUS

                       FACTORS EVERY INVESTOR SHOULD KNOW

[Picture of people appears in upper left-hand corner]

                  WHO MAY WANT TO INVEST IN KOBREN GROWTH FUND:

- Investors seeking growth of capital and a volatility level approximating that of the S&P 500 Index.

- Investors with a minimum five-year time horizon and no need for current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These fees and expenses are in addition to those paid by the underlying funds in which the fund may invest.

For year ended 12/31/04

-------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed
         on purchases                                          None
Maximum deferred sales charge (load)                           None
Redemption fee                                                 None
Exchange fee                                                   None

-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES BEFORE EXPENSE LIMITATION(1)
(expenses that are deducted from fund assets)
Management fees                                                0.75%
Distribution (12b-1) and/or service fees                       None
Other expenses                                                 0.41%
Total annual fund operating expenses                           1.16%


-------------------------------------------------------------------------
(1) The fund has a voluntary expense limitation that may be revoked at any time at the discretion of KIM. Under this voluntary expense limitation, maximum expenses other than management fees for the fund are 0.25%. In addition, payments made to the fund by an underlying fund or its adviser will serve to reduce the total annual operating expenses of the fund. For the year ended December 31, 2004, the expense limitation, expense reductions and total annual fund operating expenses were:

      Expense limitation                                   (0.16)%
      Expense reductions                                   (0.02)%
      Total annual fund operating expenses                  0.98%

-------------------------------------------------------------------------


[sidebar] This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that:

      -     You invest $10,000 in the fund for the time periods indicated;

      -     Your investment has a 5% return each year;

      -     The fund's gross operating expenses remain the same; and

      -     You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs prior to reductions would be:

1 year            $  118
3 years           $  368
5 years           $  638
10 years          $1,409

                              KOBREN INSIGHT FUNDS

                             THE FUND'S INVESTMENTS

[sidebar] Kobren Growth Fund's strategies and investments.

                        INDUSTRY/STYLE ALLOCATION PROCESS

The fund's strategy is to maintain a diversified mix of underlying holdings by industry, market capitalization and style (i.e., growth vs. value, small capitalization vs. large capitalization). Nevertheless, KIM will attempt to make opportunistic shifts based on market conditions.

                          INVESTING IN UNDERLYING FUNDS

The fund invests primarily in other mutual funds, including those whose investment goals do not match those of the fund. KIM believes that, by investing in a combination of funds with a broad range of goals and offsetting risk characteristics, the fund can achieve a higher composite rate of return while meeting its volatility targets.

Underlying funds may engage in all types of investment practices, even those that the fund does not engage in directly. The fund will bear all the risks associated with underlying funds' investments.

Due to KIM's size and buying power, the fund can invest at net asset value in underlying funds that would otherwise be sold with a front-end sales charge. The fund will not buy underlying fund shares if the fund would have to pay a front-end sales charge on the purchase. However, the fund may buy underlying fund shares subject to a deferred sales charge, redemption fee or 12b-1 fee.




                               DEFENSIVE INVESTING

The fund (and each underlying fund in its portfolio) may depart from its principal investment strategies by taking temporary defensive positions in short-term debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. The fund would give up potential gains and minimize losses while defensively invested.

                              DERIVATIVE CONTRACTS

The fund (and each underlying fund in its portfolio) may, but is not required to, use derivative contracts for any of the following purposes:

- To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

-     As  a  substitute  for   purchasing  or  selling   securities  or  foreign
      currencies.

- To shorten or lengthen the effective maturity or duration of the fund's fixed income portfolio.

- In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.




ADDITIONAL INVESTMENT RISKS

The fund (and the underlying funds in its portfolio) could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:




-     LEVERAGE RISK

Because of borrowing or investments in derivative contracts or leveraged derivative securities, the fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor asset allocation or investment decisions.

-     CORRELATION RISK

Changes in the value of the fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

-     LIQUIDITY AND VALUATION RISKS

Securities that were liquid when purchased by the fund may become temporarily illiquid and hard to value, especially in declining markets.

Also, an underlying fund's obligation to redeem shares held by the fund is limited to 1% of the underlying fund's outstanding shares in a 30-day period. Because the fund and its affiliates may together acquire up to 3% of an underlying fund's shares, it may take up to 90 days for the fund to completely dispose of its underlying fund shares.

                        IMPACT OF HIGH PORTFOLIO TURNOVER

The fund or any underlying fund in its portfolio may engage in active and frequent trading to achieve its principal investment strategies. As a result, the fund may realize and distribute to shareholders higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

                               PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information (SAI).

                           THE FUND'S INVESTMENT GOALS

The board of trustees may change the fund's investment goals without obtaining the approval of the fund's shareholders. The fund might not succeed in achieving its goals.

                                   PROSPECTUS

                               INVESTMENT ADVISER

[Kobren Logo appears in upper left-hand corner]

                         KOBREN INSIGHT MANAGEMENT, INC.

Kobren Insight Management, Inc. (KIM) provides investment advice and portfolio management services to the fund. Under the supervision of the fund's board of trustees, KIM makes the fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the fund's investments.


KIM is a registered investment adviser and was established in 1987. KIM has historically used mutual funds, rather than individual securities, as the primary investment vehicle for client accounts. KIM has extensive experience managing mutual fund portfolios for high net worth individuals and corporations with minimum $500,000 account sizes. As of December 31, 2004, KIM managed over 800 client accounts with assets totaling approximately $900 million.


Eric M. Kobren owns (or controls) all of the stock of KIM and of the fund's distributor, Kobren Insight Brokerage, Inc. He is also the principal shareholder of Mutual Fund Investors Association, Inc., the publisher of FIDELITY INSIGHT and FUNDSNET INSIGHT reports.

Mr. Kobren is the Portfolio Manager for the fund and has been the fund's portfolio manager since its inception in 1996. He has been the president of KIM and the fund's distributor since their inception in 1987 and of the Mutual Fund Investors Association, Inc. since its inception in 1985. Mr. Kobren has been in the investment business since 1976.


John Russel (Rusty) Vanneman, CFA, is Co-Portfolio Manager for the fund and has been the fund's co-portfolio manager since May 2001. He joined KIM as the Director of Research in January 2001. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company's Strategic Advisors from December 1996 to January 2001. Previously, he was a Managing Analyst for Thompson Financial's Global Markets from January 1991 to December 1996. He has been in the investment business since 1990.

Additional  information  about  the  portfolio  managers'  compensation,   other
accounts that the portfolio managers manage and their ownership of securities in the fund is available in the SAI.

The fund has agreed to pay KIM a monthly advisory fee at the annual rate of 0.75% of the fund's average daily net assets. For the most recent fiscal year, the fund paid KIM an advisory fee of 0.59% of its average daily net assets, after application of the expense limitation .


KIM has voluntarily agreed to cap the fund's other expenses at no more than 0.25% annually of the fund's average daily net assets. This cap does not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. This voluntary expense cap arrangement may be revoked at any time at the discretion of KIM.

The fund may invest in shares of an underlying mutual fund:

- that makes payments of Rule 12b-1 or service fee revenues based on the amount of shares held by the fund; or

- whose investment adviser is willing to share a portion of the underlying fund's advisory fee attributable to the underlying fund shares held by the fund.

Any rule 12b-1, service fees or revenue sharing payments made as to shares of any underlying fund held by the fund will be applied to the advisory fees owed to KIM by the fund, thereby reducing the amount of advisory fees paid by the fund to KIM. The fund will pay a portion of the costs of participation in various network programs.

                              KOBREN INSIGHT FUNDS

                         INVESTMENT AND ACCOUNT POLICIES

[Picture depicting a calculator appears in upper left-hand corner]

[sidebar] The fund calculates its NAV every business day.

                         CALCULATION OF NET ASSET VALUE

The fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day. A business day is a weekday that is not a holiday listed in the SAI. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

Shares of underlying funds are valued at their reported NAVs or at fair value. The prospectuses for these underlying funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The fund's other portfolio securities are valued on the basis of either market quotations or at fair value, which may include the use of pricing services. Fair value means estimating a security's value at other than the market quotation when a security's closing market price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the fund to be different than other funds' pricing derived from market quotations and different than the value realized upon such security's sale. Although the fund's NAV will be calculated every business day, the NAV reported to NASDAQ for distribution to news agencies will be delayed by one business day.

                             PURCHASING FUND SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of the fund without a sales charge at its NAV next calculated after the order has been received in proper form.

                          TAX-DEFERRED RETIREMENT PLANS

Both traditional Individual Retirement Accounts (IRA) and Roth Individual Retirement Accounts are offered directly through Kobren Insight Funds. The following retirement plans are available through the mutual fund networks listed in the box below:

-     Keough plans for self-employed individuals.

-     SEP and SARSEP plans for corporations.

- Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

                             WIRE AND ACH TRANSFERS

The fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the fund's custodian may charge a fee in the future.

                             TELEPHONE TRANSACTIONS

The fund has procedures designed to verify that telephone instructions are genuine. If the fund follows these procedures, it will not be liable for any losses caused by acting on unauthorized telephone instructions.

                           MINIMUM INVESTMENT AMOUNTS

                     [This section appears in a colored box]

      The following minimum investment requirements apply to initial purchases:

TYPE OF ACCOUNT                             MINIMUM

Regular accounts                            $2,500

IRAs (traditional and Roth)                 $2,000

Accounts purchased through the following    $2,500
fund networks:

-     Fidelity FundsNetwork

-     TD Waterhouse Securities

Each minimum subsequent investment is $500. Fund officers have discretion to waive or reduce any of the minimum investment requirements.

You can get prospectuses, sales literature and applications from the fund's distributor at the address and telephone number listed on the back cover of this prospectus.

The fund and its distributor may reject all or part of any order to buy fund shares.

                                   PROSPECTUS

                             HOW TO PURCHASE SHARES

Method of Purchase

BY CHECK [Picture of a check appears here]

Purchase Procedures

OPEN AN ACCOUNT

- To open an account and make an initial investment, send a minimum $2,500 check ($2,000 for IRAs) and a completed account application to the address shown below.

-     An account application is included with this prospectus.

ADD TO AN ACCOUNT

- Send a check for no less than $500 with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.

-     If you are adding to an IRA account, please note the contribution year.

ALL PURCHASES

- Your checks must be drawn on a U.S. bank or savings institution and should be made payable to Kobren Insight Funds.

- If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the fund, its distributor or transfer agent.

BY WIRE [Picture of a bank appears here]

OPEN AN ACCOUNT

- To purchase shares by wire, call customer service for instructions at the number shown below.

- Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.

- You will be assigned a new account number. You should write this number on and complete an account application, which must be sent promptly to the address shown below.

- Your purchase order will not take effect until both the wire and the purchase order are received by the fund.

- You will be able to redeem shares of the fund, but not receive the proceeds, before the fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT

- When you purchase more shares by wire, provide the fund name, account name and account number to permit proper crediting.

- To receive timely credit, you must call and tell customer service that your bank is sending a wire.

BY AUTOMATED CLEARING HOUSE TRANSFER (ACH)


-     If you want to purchase shares for non-retirement  accounts via electronic
      funds   transfer,   check   this   option   in   section 5 of your account
      application.

-     Call customer service before 4:00 p.m. eastern time.


BY AUTOMATIC INVESTMENT PLAN [Picture of a calendar appears here]


- After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.

- To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the fund in writing.


THROUGH BROKER-DEALERS AND FUND NETWORKS

- Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its agent before 4:00 p.m. eastern time on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the transfer agent.

- The fund may also be purchased with a $2,500 minimum through the following fund networks subject to the policies of such networks and any other fees disclosed to customers by such networks:

Fidelity Investments                800-544-6666     No transaction fee.
TD Waterhouse Securities            800-934-4448     No transaction fee.

[This section appears in a box]

Send mail to:

Kobren Insight Funds
P.O. Box 5146
4400 Computer Drive
Westborough, MA 01581

Call:

Customer Service
toll-free at
800-895-9936
Business Days: 9am - 8pm ET

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

                              KOBREN INSIGHT FUNDS

                          HOW TO EXCHANGE/REDEEM SHARES

Method of Exchange

ALL EXCHANGES [Picture of a dollar sign with arrow pointing to upper right appears here]

Exchange Procedures

- You may exchange shares of the fund for shares of Delphi Value Fund at the NAV of the fund next determined after receipt of your exchange request.

- Exchanges must meet the applicable minimum initial investment requirements for the fund.


- To protect other shareholders of the fund, the fund may cancel the exchange privileges of any person that, in the opinion of the fund, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. Effective July 1, 2005, the fund will cancel the exchange privileges of any investor who, in the opinion of the fund, is using market timing strategies or makes more than two redemptions out of the fund within 30 days of a purchase, including an exchange. The fund may also close the accounts of shareholders whose exchange privilege has been cancelled. Please see "Short-Term and Excessive Trading Policy" on page 12 for more details.


- The fund's trustees may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

BY MAIL [Picture of an envelope appears here]

-     Send a written request to the address shown below.

- Your request must state the number of shares or the dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.

- The request must be signed exactly as your name appears on the account registration.

BY TELEPHONE [Picture of a telephone appears here]

-     Call customer service at the toll-free number shown below.

- If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

Method of Redemption

BY MAIL [Picture of an envelope appears here]

Redemption Procedures

- You may redeem shares of the fund by sending a written redemption request to Kobren Insight Funds at the address shown below.

- Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.

- The request must be signed exactly as your name appears on the account registration.

- If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 13. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly organized.

- If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.

BY TELEPHONE [Picture of a telephone appears here]

-     To redeem by telephone, call customer service at the number shown below.

- You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

THROUGH BROKER-DEALERS AND FUND NETWORKS

- Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its agent before 4:00 p.m. eastern time on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the transfer agent and may charge a transaction fee for this service.

SYSTEMATIC WITHDRAWAL PLAN [Picture of a calendar appears here]

- If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.

-     Call customer service at the number shown below for more information.

[This section appears in a box]

Send mail to:

Kobren Insight Funds
P.O. Box 5146
4400 Computer Drive
Westborough, MA 01581

Call:
Customer Service
toll-free at
800-895-9936
Business Days: 9am - 8pm ET

                                   PROSPECTUS

                         INVESTMENT AND ACCOUNT POLICIES

                              REDEEMING FUND SHARES

[sidebar] You may redeem shares of the fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. Under unusual circumstances, the fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program.


While it is intended that all sales proceeds will be paid in cash, the fund reserves the right to satisfy redemption requests in the form of certain marketable securities held in the fund's portfolio. This is called a `redemption in-kind.' An investor who receives a redemption in-kind may need to pay sales charges, such as brokerage commissions, and may incur ax liability when the in-kind securities are redeemed by that investor.

                     SHORT-TERM AND EXCESSIVE TRADING POLICY

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The Board of Trustees has adopted a policy with respect to short-term and excessive trading. The fund is not intended for market timing or excessive trading. To deter such activities, the fund or its agents will temporarily or permanently suspend or terminate, without any prior notice, trading privileges of any investor who makes more than two redemptions, including by exchange, out of the fund within 30 days of a purchase, and bar, without any prior notice, future purchases of the fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. This trading policy also applies to any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. In addition, the fund or its agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject such purchase orders that the fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the fund.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the fund believes are market timers will be revoked or cancelled by the fund on the next business day after receipt of the order.


Systematic purchase and redemption transactions are exempt from this policy. In addition, the fund may exempt redemption transactions that result from certain hardships from this policy, including redemptions resulting from a shareholder's death or disability and minimum required distributions from retirement accounts. This policy may be modified for accounts held by certain retirement plans to conform to plan trading limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These trading limits are subject to the fund's ability to monitor trading activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the fund considers the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, retirement

KOBREN INSIGHT FUNDS
plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to the fund.

                          CLOSING SUB-MINIMUM ACCOUNTS

The fund may close your account if, for reasons other than market losses, the value of your shares falls below $1,000, or any other minimum set by the fund's trustees. After the fund notifies you of its intention to close your account, you will have 60 days to bring the account back to the minimum level.

                              SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

[sidebar] The fund declares and pays dividends according to the schedule on the right.

                     [This section appears in a colored box]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions and exchanges of fund shares are taxable events on which you may recognize capital gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

Type of Distribution          Declared     Federal Tax Status
                              and Paid

Dividends from net            Annually     Taxable as ordinary income.
investment income,
other than "qualified
dividend income" (1)

Distributions of short-       Annually     Taxable as ordinary income.
term capital gain

Distributions of long-        Annually     Taxable at long-term capital
term capital gain and                      gain rates. (2)
qualified dividend income

1.    As defined in Section 1(h)(11)(B) of the Internal Revenue Code.

2.    In order to be taxed at long-term capital gain rates on qualified dividend
      income,   individual   shareholders   must  meet  certain  holding  period
      requirements with respect to their fund shares.

[sidebar] Dividends are paid in additional shares of the fund unless you elect to receive them in cash.

You should generally avoid investing in the fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

An exchange of the fund's shares for shares of the Delphi Value Fund will be treated as a sale of the fund's shares and any gain on the transaction may be subject to federal and state income taxes.

Every January, the fund will send you information about the fund's dividends and
distributions   during  the  previous   calendar   year.   Most  of  the  fund's
distributions are expected to be capital gains.


If you do not provide the fund with a correct taxpayer identification number and required certifications or if the fund is legally required to do so, you may be subject to federal backup withholding tax.


                                   PROSPECTUS

                              FINANCIAL HIGHLIGHTS

                               Kobren Growth Fund


The financial highlights table is to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request and without charge.

                                                   For the       For the       For the       For the       For the
                                                    Year          Year          Year          Year          Year
                                                    Ended         Ended         Ended         Ended         Ended
                                                  12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
                                                  ----------------------------------------------------------------
Net asset value - beginning of period              $ 12.69       $ 10.01       $ 11.37       $ 12.32       $ 15.34

Net investment income (loss) (a) (b)                  0.08          0.12          0.07         (0.04)        (0.04)
Short term capital gains distributions
     Received                                         0.03          0.02          0.01          0.01          0.22
Net realized and unrealized gain (loss)
    on investments                                    1.29          2.66         (1.36)        (0.87)        (1.68)
                                                   -------       -------       -------       -------       -------
Net increase (decrease) in net assets
resulting from investment operations                  1.40          2.80         (1.28)        (0.90)        (1.50)

Distributions from net investment income             (0.07)        (0.12)        (0.07)           --            --
Distributions from net realized short-term
capital gain distributions received                     --            --         (0.01)           --         (0.19)
Distributions from net realized gains
   on investments                                       --            --            --         (0.05)        (1.33)
                                                   -------       -------       -------       -------       -------
Total distributions                                  (0.07)        (0.12)        (0.08)        (0.05)        (1.52)

Net asset value - end of period                    $ 14.02       $ 12.69       $ 10.01       $ 11.37       $ 12.32
                                                   =======       =======       =======       =======       =======

Total return (c)                                     11.05%        27.96%       (11.26)%       (7.28)%       (9.75)%
                                                   =======       =======       =======       =======       =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)               $56,843       $54,648       $46,491       $55,335       $63,105
Ratio of net investment income (loss) to
average net assets (b)                                0.63%         1.06%         0.61%        (0.32)%       (0.41)%
Ratio of operating expenses to average net
assets before fees waived and/or expenses
reimbursed by investment adviser and other
     reductions  (d)                                  1.16%         1.18%         1.21%         1.08%         1.06%
Ratio of operating expenses to average net
assets after reimbursements and
    reductions  (d)                                   0.98%         0.96%         0.96%         0.96%         0.99%
Portfolio turnover rate                                 30%           81%          143%           80%           93%

(a) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b) Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.

(c) Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.

(d) Does not include expenses of the investment companies in which the Fund invests.


                              KOBREN INSIGHT FUNDS

INVESTMENT ADVISER                     Kobren Insight Management, Inc.
                                       20 William Street
                                       Wellesley Hills, MA 02481
                                       Toll-free: 800-456-2736

LEGAL COUNSEL                          Wilmer Cutler Pickering Hale and Dorr LLP

ADMINISTRATOR                          PFPC Inc.

INDEPENDENT AUDITORS                   PricewaterhouseCoopers LLP

TRANSFER AGENT                         PFPC Inc.
                                       Toll-free: 800-895-9936

CUSTODIAN                              Mellon Bank, N.A.


                                   PROSPECTUS

                              FOR MORE INFORMATION

For individuals who want more information about Kobren Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Contacting the Principal Distributor


The fund's shareholder reports are available on the fund's website. The SAI is not available on the fund's website because individuals can get free copies of this document and may request other information and discuss questions about the fund by contacting the fund's principal distributor at:


                  Address:     Kobren Insight Brokerage, Inc.
                               20 William Street, Suite 310

                               Wellesley Hills, MA 02481

                  Phone:       800-4KOBREN  (800-456-2736)
                  E-mail:      kifcon@kobren.com
                  Internet:    www.kobren.com

Contacting the Security and Exchange Commission


Individuals can review and copy the fund's reports and SAI at the Public Reference Section of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Investors can get text-only copies:


- For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov

-     Free from the Commission's Internet website at www.sec.gov.

Investment Company Act File No: 811-07813